Tax On Profit On Ordinary Activities	12 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Tax On Profit On Ordinary Activities	Tax On Profit On Ordinary Activities
Analysis of charge / (credit) in the year

	2025 £’000	2024 £’000	2023 £’000
U.K. corporation tax based on the results for the year ended 30 June 2025 at 25.0% (2024 : 25%, 2023: 20.5%)	£—	£(1,667)	£8,141
Overseas tax	14,072	12,746	16,120
Adjustment in respect of prior periods	(552)	(2,878)	4,895
Current Tax	13,520	8,201	29,156
Deferred Tax	(10,619)	1,657	(9,156)
Total tax	£2,901	£9,858	£20,000
The blended U.K. Corporation rate throughout the period was 25.0% (2024 : 25.0% and 2023 : 20.5%).
An increase in the U.K. corporation rate from 19% to 25% (effective 1 April 2023) was substantively enacted on 24 May 2021. The deferred tax balance as of 30 June 2025 (and 30 June 2024) has been calculated based on the substantively enacted rates at that date, reflecting the expected timing of reversal of the related temporary differences.
On 20 June 2023, the UK substantively enacted the Pillar Two global minimum tax model rules (The “Pillar Two” rules) of the OECD’s Inclusive Framework on Base Erosion and Profit Shifting (“BEPS”). The legislation took effect for financial years commencing on or after 1 January 2024, making it effective for the Group from 1 July 2024. Under these rules, a top-up tax will arise where the effective tax rate of the Group’s operations in any individual jurisdiction, calculated using principles set out in the Pillar Two legislation, is below 15%. Any resulting tax would be payable by Endava Plc, being the Group’s ultimate parent to the UK tax authority (His Majesty’s Revenue & Customs (“HMRC”)).
As a consequence of the Pillar Two rules, many national governments have enacted (or announced the imminent introduction of) domestic minimum tax rules that are closely aligned to the OECD’s Pillar Two model rules. Where such domestic minimum tax rules are in place, they should raise local tax obligations to the 15% minimum rate, thereby eliminating the top-up tax liability otherwise payable by the Group under the UK’s Pillar Two rules. The Group monitors the implementation of such domestic minimum tax rules to ensure compliance with all filing obligations.
The Group has assessed its exposure to Pillar Two taxes for the year ended 30 June 2025. For the majority of territories in which it operates, it will either qualify for one or more of the transitional safe harbours provided in the rules or will meet the 15% threshold on a GloBE basis. As a result, no further top-up tax is anticipated for those territories in the current year.
For the 6 territories in which the Group will not qualify for a safe harbour or meet the 15% threshold, £0.6 million has been accrued as part of current tax expense.
The Group applies the exception to recognising and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes, as provided in the amendments to IAS 12 issued in May 2023.
Reconciliation of the tax rate on group profits

	2025		2024		2023
	£’000	%	£’000	%	£’000	%
Profit on ordinary activities before taxation	£24,113		£26,980		£114,163
Profit on ordinary activities at U.K. statutory rate	6,028	25.0	6,745	25.0	23,403	20.5
Differences in overseas tax rates	(3,624)	(15.0)	(5,094)	(18.9)	(267)	(0.2)
Impact of share-based compensation	4,109	17.0	4,182	15.5	1,390	1.2
Derecognition of previously recognised tax losses	1,422	5.9	—	—	—	—
Non taxable fair value movement on financial liabilities	(1,642)	(6.8)	(2,338)	(8.7)	(2,430)	(2.1)
Tax incentives and non deductible items	(1,024)	(4.2)	(663)	(2.5)	(867)	(0.8)
Adjustments related to prior periods	220	0.9	2,760	10.2	(354)	(0.3)
Tax on unremitted earnings/withholding tax on dividends	(2,588)	(10.7)	2,373	8.8	1,209	1.1
Impact of rate change on deferred tax	—	—	1,893	7.0	(2,084)	(1.8)
Total	£2,901	12.0%	£9,858	36.5%	£20,000	17.5%
The tax incentives and non deductible items of £1.0 million as at 30 June 2025 (30 June 2024: £0.7 million and 30 June 2023: £0.9 million) are mainly related to tax credits and incentives net of certain expenses that are not expected to be tax deductible in any jurisdiction.
During the prior year, management made a decision to utilise brought forward U.K. tax losses in earlier periods. This increases the tax charge by £1.9 million as at 30 June 2024 (30 June 2023: decreases the charge by £2.1 million) due to the impact of the different corporation tax rates between years, and results in offsetting prior year adjustments to current and deferred tax (reflecting the utilisation of a deferred tax asset and a reduction of prior year current tax liabilities). The net prior year adjustment expense of £2.8 million as at 30 June 2024 (30 June 2023: £0.4 million credit) shown above relates to separate true-up adjustments on finalisation of the tax return for the year ended 30 June 2023 during the year.
Tax on items charged to equity

	2025 £’000	2024 £’000	2023 £’000
Deferred tax - share-based compensation	£69	£368	£3,919
Current tax - share-based compensation	—	(311)	(2,318)
Total charge to equity	£69	£57	£1,601
Unremitted Earnings
The aggregate amount of unremitted profits at 30 June 2025 was approximately £141.0 million (2024: £341.0 million and 2023: £158.0 million). The movement during the year reflects profits made in various territories outside of the U.K., unremitted profits of acquired companies and repatriation of such profits through various dividend payments to the U.K. U.K. legislation relating to company distributions provides for exemption from tax for most repatriated profits. Deferred taxation of £6.1 million has been provided on these profits as at 30 June 2025 (2024: £9.4 million and 2023: £4.0 million). No deferred tax liability has been provided on £74.0 million of these profits at 30 June 2025 (2024: £8.2 million and 2023: £10.1 million) as the group is able to control the timing of distributions from these subsidiaries and is not expected to distribute these profits in the foreseeable future. During the year the deferred tax liability related to Romanian unremitted earnings was released as the new Double Tax Treaty entered into by the U.K. and Romania provides a beneficial ownership clause allowing exemption from withholding tax on dividend repatriations. Although this new treaty is not yet in force management does not expect to pay a dividend from Romania until it is ratified.